Exhibit 10.3

GUARANTEE AGREEMENT

made by

certain Subsidiaries of

NEW WORLD RESTAURANT GROUP, INC.

in favor of

GREENLIGHT CAPITAL, L.P.

and

GREENLIGHT CAPITAL QUALIFIED, L.P.

Dated as of February 28, 2006

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT, DATED AS OF JANUARY 26, 2006, BY AND AMONG NEW WORLD RESTAURANT GROUP, INC., ITS SUBSIDIARIES AND GREENLIGHT CAPITAL, L.P. AND GREENLIGHT CAPITAL QUALIFIED, L.P., AS THE SENIOR SUBORDINATED CREDITORS, IN FAVOR OF WELLS FARGO FOOTHILL, INC., AS AGENT FOR THE FIRST LIEN LENDERS, AND BEAR STEARNS CORPORATE LENDING INC., AS AGENT FOR THE SECOND LIEN LENDERS.  NEW WORLD RESTAURANT GROUP, INC. SHALL FURNISH A COPY OF SUCH SUBORDINATION AGREEMENT TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE

GUARANTEE AGREEMENT, dated as of February 28, 2006, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of GREENLIGHT CAPITAL, L.P. and GREENLIGHT CAPITAL QUALIFIED, L.P. (collectively, the “Lenders”), as lenders to New World Restaurant Group, Inc. (the “Borrower”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 26, 2006 (as amended, supplemented, revised, replaced, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower and Lenders, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each Guarantor; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Lenders;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make the Loans thereunder, each Guarantor hereby agrees with the Lenders, for the ratable benefit of the Lenders, as follows:

SECTION 1.  DEFINED TERMS

1.1.          Definitions.

(a)           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b)           The following terms shall have the following meanings:

“Agreement” shall mean this Guarantee Agreement, as the same may be amended, supplemented, revised, restated or otherwise modified from time to time.

“Borrower Obligations” shall mean the collective reference to the Outstanding Amount and any other obligations of the Borrower under the Credit Agreement and the Loan Documents.

“Intercompany Note” shall mean any promissory note evidencing loans made by any Guarantor to any of its Subsidiaries or other Indebtedness owing by any of its Subsidiaries to any Guarantor.

1.2.          Other Definitional Provisions.

(a)           The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2.  GUARANTEE

2.1.          Guarantee.

(a)           Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2.1 or affecting the rights and remedies of any Lender hereunder.

(d)           The guarantee contained in this Section 2.1 shall remain in full force and effect until the conditions set forth in Section 5.15 hereof shall have been satisfied.

(e)           No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the conditions set forth in Section 5.15 shall have been satisfied.

2.2.          Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Lenders, and each Guarantor shall remain liable to the Lenders for the full amount guaranteed by such Guarantor hereunder.

2.3.          No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or application of funds of any Guarantor by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of any Lender against the Borrower or any other Guarantor or guarantee held by any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, in either case, until all amounts owing to the Lenders by the Borrower on account of the Borrower Obligations are paid in full.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lenders in the exact form received by such Guarantor, to be applied against the Borrower Obligations, whether matured or unmatured, in accordance with the provisions of Section 8.2 of the Credit Agreement.

2.4.          Amendments, etc. with respect to the Borrower Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Lender may be rescinded by such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or guarantee therefor, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Borrower or the Required Lenders or all Lenders, as the case may be, may deem advisable from time to time, and any guarantee at any time held by the Lenders for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.

2.5.          Guarantee Absolute and Unconditional.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  To the extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations.  Each Guarantor understands and agrees that, to the extent permitted by applicable law, the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (1) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or guarantee at any time or from time to time held by any Lender, (2) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Lender, or (3) any other circumstance whatsoever (other than defenses of performance) (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any guarantee for the Borrower Obligations, and any failure by any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any guarantee, or any release of the Borrower, any other Guarantor or any other Person or guarantee, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Lender against any Guarantor.  For the purposes hereof ”demand” shall include the commencement and continuance of any legal proceedings.

2.6.          Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7.          Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Lenders without set-off or counterclaim in Dollars at the Funding Office.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby represents and warrants to each Lender that:

3.1.          Representations in Credit Agreement.  In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s or to any Loan Party’s knowledge shall, for the purposes of this Section 3.1, be deemed to be a reference to such Guarantor’s knowledge.

SECTION 4.  COVENANTS

Each Guarantor covenants and agrees with the Lenders, from and after the date of this Agreement until all the conditions set forth in Section 5.15 shall have been completely satisfied, that:

4.1.          Covenants in Credit Agreement.  In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

4.2.          Maintenance of Insurance.  Such Guarantor will maintain, with financially sound and reputable companies, insurance policies as may be required by Section 6.5 of the Credit Agreement.

SECTION 5.  MISCELLANEOUS

5.1.          Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

5.2.          Notices.  All notices, requests and demands to or upon the Lenders or any Guarantor hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 or to such other address for notice, request or demand which a Guarantor may designate by written notice to the Lenders.

5.3.          No Waiver by Course of Conduct; Cumulative Remedies.  No Lender shall by any act (except by a written instrument pursuant to Section 5.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of any Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which any Lender would otherwise have on any future occasion.  The rights and remedies herein may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

5.4.          Enforcement Expenses; Indemnification.

(a)           Each Guarantor agrees to pay, or reimburse each Lender for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender.

(b)           Each Guarantor agrees to pay, and to hold the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Credit Agreement.

(c)           The agreements in this Section 5.4 shall survive repayment of the Loans and all other amounts payable under the Credit Agreement and the other Loan Documents.

5.5.          Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Lenders and their successors and permitted assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

5.6.          Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.7.          Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8.          Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

5.9.          Integration.  This Agreement and the other Loan Documents represent the agreement of the Guarantors and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

5.10.        GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.11.        Submission To Jurisdiction; Waivers.  Each Guarantor hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York located in the City or County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 5.2 or at such other address of which the Lenders shall have been notified pursuant thereto;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.12 any special, exemplary, punitive or consequential damages.

5.12.        Acknowledgments.  Each Guarantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)           no Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantor, on the one hand, and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantor and the Lenders.

5.13.        Additional Guarantors.  Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.2 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

5.14.        WAIVER OF JURY TRIAL.  EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH LENDER, HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

5.15.        Releases of Guarantees.  At such time as the Borrower Obligations shall have been paid in full and the Loan Commitments shall have been terminated, all obligations (other than those expressly stated to survive such termination) of each Guarantor under this Agreement shall terminate, all without delivery of any instrument or performance of any act by any Person.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered as of the date first above written.

EINSTEIN AND NOAH CORP.

By:	/s/ Paul J.B. Murphy, III
Paul J.B. Murphy, III
President and Chief Executive Officer

MANHATTAN BAGEL COMPANY

By:	/s/ Paul J.B. Murphy, III
Paul J.B. Murphy, III
President and Chief Executive Officer

CHESAPEAKE BAGEL FRANCHISE CORP.

By:	/s/ Paul J.B. Murphy, III
Paul J.B. Murphy, III
President and Chief Executive Officer

EINSTEIN/NOAH BAGEL PARTNERS, INC.

By:	/s/ Paul J.B. Murphy, III
Paul J.B. Murphy, III
President and Chief Executive Officer

I. & J. BAGEL, INC.

By:	/s/ Paul J.B. Murphy, III
Paul J.B. Murphy, III
President and Chief Executive Officer

Signature Page to Guarantee Agreement

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Einstein and Noah Corp.	c/o New World Restaurant Group, Inc.
1687 Cole Boulevard
Golden, CO 80401
Attention: Richard P. Dutkiewicz, Chief Financial Officer
Telecopy: (303) 568-8402
Telephone: (303) 568-8004

Manhattan Bagel Company, Inc.	c/o New World Restaurant Group, Inc.
1687 Cole Boulevard
Golden, CO 80401
Attention: Richard P. Dutkiewicz, Chief Financial Officer
Telecopy: (303) 568-8402
Telephone: (303) 568-8004

Chesapeake Bagel Franchise Corp.	c/o New World Restaurant Group, Inc.
1687 Cole Boulevard
Golden, CO 80401
Attention: Richard P. Dutkiewicz, Chief Financial Officer
Telecopy: (303) 568-8402
Telephone: (303) 568-8004

Einstein/Noah Bagel Partners, Inc.	c/o New World Restaurant Group, Inc.
1687 Cole Boulevard
Golden, CO 80401
Attention: Richard P. Dutkiewicz, Chief Financial Officer
Telecopy: (303) 568-8402
Telephone: (303) 568-8004

I. & J. Bagel, Inc.	c/o New World Restaurant Group, Inc.
1687 Cole Boulevard
Golden, CO 80401
Attention: Richard P. Dutkiewicz, Chief Financial Officer
Telecopy: (303) 568-8402
Telephone: (303) 568-8004

Annex I
 to
Guarantee Agreement

ASSUMPTION AGREEMENT, dated as of                      , 200   , made by                                           , a                        corporation (the “Additional Guarantor”), in favor of the Lenders.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, New World Restaurant Group, Inc., a Delaware corporation (the “Borrower”) and the Lenders have entered into a Credit Agreement, dated as of January 26, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of their Affiliates (other than the Additional Guarantor) have entered into the (i) Guarantee Agreement, dated as of February     , 2006 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;

NOW, THEREFORE, IT IS AGREED:

1.  Guarantee Agreement.  By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5.13 of the Guarantee Agreement, the undersigned hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee Agreement.  The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee Agreement is true and correct as to the Additional Guarantor on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.  GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex 1-A to
Assumption Agreement

Supplement to Schedule 1